                                                                  Exhibit 10.4

                            ASSET PURCHASE AGREEMENT

            ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of July 1, 1998, between (UBS SECURITIES (SWAPS) INC., successor-by-merger to UBS Mortgage Finance, Inc. (the "Seller"), and FORTRESS GSA PROPERTIES LLC (the "Buyer").

                                    RECITALS

            A. The Seller is the owner of the assets (the "Assets") listed on
Schedule 1.

            B. The Seller desires to sell the Assets to the Buyer, and the Buyer desires to purchase the Assets from the Seller, on the terms and subject to the conditions set forth herein.

             NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

            1. Sale of the Assets. On the terms and subject to the conditions of this Agreement. the Seller shall sell, transfer and deliver the Assets to the Buyer, and the Buyer shall purchase the Assets (together with any and all liabilities of the Seller associated with such Assets) from the Seller, for a purchase price equal to $279,355,041.00 (the "Purchase Price").

            2. Conditions. (a) The obligations of the Buyer to purchase and pay for the Assets is subject to the condition (which may be waived by the Buyer in the Buyer's sole discretion) that at the time of the Closing referred to in
Section 3 each of the representations of the Seller made in this Agreement shall be true and correct as though made as of such time.

            (b) The obligation of the Seller to sell the Assets to the Buyer is subject to the condition (which may be waived by the Seller in the Seller's sole discretion) that at the time of the Closing each of the representations of the Buyer made in this Agreement shall be true and correct as though made as of such time.

            3. Closing. The closing (the "Closing") of the purchase and sale of the Assets shall be held, at such time and place as the parties may mutually agree upon, on or before July 1, 1998. The Seller shall deliver to the Buyer at the Closing (i) an assignment, substantially in the form of Exhibit A (the "Assignment and Assumption"), executed by the Seller, (ii) if the Asset is a loan made by the Seller, the related original promissory note or notes endorsed by the Seller, without recourse, to the Buyer or its designee, together with all loan agreements, security agreements, guarantees and other agreements that evidence or secure such loan, (iii) for all Assets, all documents listed on the index attached hereto as Exhibit B previously delivered to Seller, (iv) if requested by the Buyer (a) a letter (prepared by and in form satisfactory to the Buyer and Seller) executed by the Seller that directs LaSalle National Bank or other document custodian to either confirm that it holds all Asset files for the benefit of the Buyer as successor to the Seller under the applicable agreement for the custody thereof or to ship all Asset files held by it to the Buyer and (b) a letter or other document (prepared by and in form satisfactory to the Buyer and Seller) executed by the Seller as necessary to effect the recognition of the Buyer as the owner of the Assets under any one or more agreements that relate to the administration of the Assets, and (v) such other instruments of transfer executed by the Seller as the Buyer shall reasonably request, provided that the Buyer shall prepare any such instruments and deliver the same to the Seller at least one business day prior to Closing; and the Buyer shall deliver to the Seller (i) the Assignment and Assumption executed by the Buyer and (ii) the Purchase Price by wire transfer of immediately available funds to an account designated by the Seller.

            4. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Buyer as follows:

            (a) Authority. The Seller has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate (or its equivalent) action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, and other similar laws affecting the enforcement of creditors' rights generally. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default under, any provision of the Seller's organizational documents or of any agreement applicable to the Seller or to the Seller's property or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, or any other person or entity, is required by or with respect to the Seller in connection with the execution and delivery of this Agreement or the consummation by the Seller of the transactions contemplated hereby.

            (b) Ownership of the Assets. The Seller has, and the transfer by the Seller of the Assets will pass to the Buyer, good title to the Assets, free and clear of any claims, liens, encumbrances and security interests whatsoever.

            (c) Asset Information. The information pertaining to the Assets set forth on Schedule 1 is, to the best of the Seller's knowledge, true and correct in all material respects.

            5. Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Seller as follows:

                  Authority. The Buyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally.

            6. Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive the Closing.

            7. Specific Performance. The Seller and the Buyer acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable.

            8. Expenses. Whether or not the Closing occurs, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Seller.

            9. Further Assurances. From time to time following the Closing, the Seller shall execute and deliver, or cause to be executed and delivered, to the Buyer such other bills of sale, deeds, endorsements, assignments and other documents or instruments of conveyance and transfer as the Buyer may reasonably request or as may be otherwise necessary to more effectively convey and transfer to, and vest in, the Buyer, the Assets, or in order to fully effectuate and to implement the purposes, terms and provisions of this Agreement. To the extent that hereafter the Seller receives any payments in respect of the Assets on or after the date of the Closing, the Seller shall forward the same to the Buyer within five (5) business days.

            10. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

            11. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the law of the state of New York without regard to the conflict of law principles thereof.

            12. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile:

            if to the Buyer

            Fortress GSA Properties LLC
            1 Penn Plaza
            250 West 34th Street, Suite 3600
            New York, New York 10119
            Attention: Randal A. Nardone
            Facsimile: (212) 629-4524
            Confirmation: (212) 849-6810

            if to the Seller

            UBS Securities (Swaps) Inc.
            (successor-by-merger to UBS Mortgage Finance, Inc.)
            299 Park Avenue
            New York, New York 10171
            Attention: Sandra Ward Costin
            Facsimile: (212) 821-3915
            Confirmation: (212) 821-6025

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

            13. Entire Agreement: No Other Representations. Except as expressly agreed in a separate writing signed by the parties hereto on or after the date of this Agreement, this Agreement constitutes the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof. Except as set forth herein, the Seller makes no representation, express or implied, with respect to the Assets or the enforceability, collectability, suitability or value thereof.

            14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

            15. Interpretation. The section references and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

            16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. The Buyer shall have the right to assign its rights under this agreement as respects any Asset to any purchaser of such Asset. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person or entity other than the parties and their successors and assigns any right, remedy or claim under or by reason of this Agreement.

            IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                               UBS SECURITIES (SWAPS) INC., successor-by-merger to UBS Mortgage Finance, Inc.


                               By: /s/ Thomas Lally
                                  ----------------------------------------------
                                  Name: Thomas Lally
                                  Title: Director


                               By: /s/ Gary Hain
                                  ----------------------------------------------
                                  Name: Gary Hain
                                  Title: Attorney-in-Fact


                               FORTRESS GSA PROPERTIES LLC,
                               a Delaware limited liability company

                               By: Fortress Partners, L.P., its managing member

                                     By: Fortress Investment Corp., its sole
                                         general partner


                                         By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Vice President and Secretary

                                                                      SCHEDULE 1

                                 ASSET SCHEDULE

UBS Mortgage Finance Inc. ("UBS") originated a $300 million investment loan (the "Investment Loan") and a $10 million working capital loan (the "Working
Capital Loan") to Alpine Realty Investments, LLC ("Alpine") to fund the purchase of properties leased by, amongst other lessees, the US General Services Administration. The Investment Loan and the Working Capital Loan were issued pursuant to that certain Participating Loan Agreement dated as of August 4, 1997, as amended March 20, 1998 (the "Loan"). Said amendment, among other things, increased the maximum aggregate principal amount of the Investment Loan to $500,000 million. The Loan is secured by Alpine's interest in 12 commercial properties located throughout the United States (see Exhibit A attached hereto) The unpaid principal balance of the Loan as of April 30, 1998 is $255,488,448.

                                    Exhibit A
                                 to Schedule 1

--------------------------------------------------------------------------------
   City          ST      Size    Purchase Price  All-In Cost   Cap Rate
--------------------------------------------------------------------------------
Burlington       NJ    1,048,631    88,000,000    88,121,528     9.62%
Sacramento       CA      355,300    58,500,000    58,655,000     9.63%
Suffolk          VA      320,000    34,045,000    34,299,880     8.92%
Kansas City      KS      200,000    33,567,000    33,902,670     9.45%
San Diego        CA      134,285    24,325,604    24,502,518     9.39%
Providence       RI      130,600    17,875,000    17,892,829     9.85%
Concord          MA      104,527    15,000,000    15,376,750     9.14%
Philadelphia     PA       93,553    12,300,000    12,589,050    10.54%
Aurora           CO      116,500    11,700,000    12,030,000     9.01%
Huntsville       AL      125,000    11,550,000    11,828,150     9.70%
Lakewood         CO       82,000     5,900,000     5,960,000     8.57%
Norfolk          VA       58,600     5,355,000     5,395,120     8.16%
--------------------------------------------------------------------------------
Total: 12 Properties   2,768,996   318,117,604   320,553,495     9.47%
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of ___________, 1998, is executed and delivered pursuant to that certain Asset Purchase Agreement dated as of ___________, 1998 (the "Asset Purchase Agreement"), by and between UBS SECURITIES (SWAPS) INC., successor-by-merger to UBS Mortgage Finance, Inc. (the "Seller"), and FORTRESS GSA PROPERTIES LLC (the "Buyer").

                                     RECITAL

            Pursuant to the Asset Purchase Agreement, the Buyer has agreed to purchase from the Seller, and the Seller has agreed to sell to the Buyer, upon the terms and conditions specified in the Asset Purchase Agreement, the Assets listed on Schedule 1 to the Asset Purchase Agreement and on Schedule 1 hereto.

            NOW, THEREFORE, in consideration of the promises contained in the Asset Purchase Agreement and for other good and valuable consideration, the Buyer and the Seller agree as follows:

      1. The Seller does hereby sell, transfer, convey, assign and deliver to the Buyer, and the Buyer hereby accepts from the Seller, all of the right, title and interest of the Seller in, to and under (a) the Assets listed on Schedule 1 hereto (including all promissory notes, security agreements, guarantees and other agreements that evidence or secure such Assets) and (b) any and all of the following: (i) any purchase agreement that was executed by the Seller, and/or in which rights were assigned to the Seller, in connection with the Seller's acquisition of the Assets (in either case including any rights in respect of breaches of representations and warranties), (ii) any agreement for the custody of documents pertaining to the Assets, and (iii) any agreement for the administration of the Assets, in each case to have and hold unto the Buyer, its successors and assigns forever.

      2. The Buyer hereby assumes all of the liabilities and agrees to perform any and all duties and obligations of the Seller under the documents that evidence or otherwise govern the rights and obligations of the Seller and the obligor(s) with respect to such Assets and under any agreement referred to in clause (b) of the preceding paragraph 1.

      Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Asset Purchase Agreement. The terms and provisions of this Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.


                                   Exhibit A-1

      This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws.


                                  Exhibit A-2

            IN WITNESS WHEREOF, each of the Buyer and the Seller have caused this Assignment and Assumption Agreement to be duly executed and attested to by its officer hereunto duly authorized as of the day and year first above written.

                               UBS SECURITIES (SWAPS) INC., successor-by-merger to UBS Mortgage Finance, Inc.

                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                         ("SELLER")

                               FORTRESS GSA PROPERTIES LLC,
                               a Delaware limited liability company

                               By: Fortress Partners, L.P., its managing member

                                     By: Fortress investment Corp., its sole
                                         general Partner

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         ("BUYER')


                                  Exhibit A-3

                                                                      SCHEDULE 1

                                     ASSETS


                                  Exhibit A-4

                                                                       EXHIBIT B

                                      INDEX

                                    EXHIBIT B

                                 GSA PROPERTIES

P&S AGMT
PROPERTY MGMT AGMT
LEASE
APPRAISAL
ENVIRONMENTAL
ENGINEERING
TITLE & SURVEY
OVEIEW BOOKS
PARTICIPATING LOAN AGMT W/ ALPINE


                                755 PARFET STREET

ACQUISITION DOCS
AGMT OF P&S BY & BTWN SELLER AND ALPINE REALTY INV
LTR AGMT EXTENDING APPROVAL DATE
APPROVAL NOTICE FROM BUYER TO SELLER
ASSIGNMENT & ASSUMPTION OF SALE AGRMT BY & BTWM ALPINE AND BUYER
SPECIAL WARRANTY DEED MADE BY SELLER IN FAVOR OF BUYER
ASSIGNMENT & ASSUMPTION OF LEASES BY SELLER IN FAVOR OF BUYER
SIDELETTER re: WARRANTIES FROM BUYER TO SELLER
NOVATION AGMTS IN RESPECT OF GSA LEASES FROM BUYER TO SELLER
NOTICES OF TRANSFER TO TENANTS FROM SELLER & BUYER
OMNIBUS ASSIGNMENT MADE BY SELLER TO BUYER
BILL OF SALE
STMTS OF LEASE
TENANT ESTOPPELS IN RESPECT OF NON-GSA LEASES
TAXPAYERS ID & FIRPTA CERT FROM SELLER TO BUYER
SELLER AFFIDAVIT-TO TITLE CO
OWNERS AFFIDAVIT TO TITLE CO
SELLER'S CERTIFICATION re: FIN STMTS & REPRESENTATION & WARRANTIES
FORM 1099-S
COLORADO REAL PROPERTY TRANSFER DECLARATION BY SELLER & BUYER
MARKED OWNER'S PRO FORMA TITLE INSURANCE POLICY
BROKERS RECEIPTS
JOINT CLOSING INSTRUCTION LTR TO ESCROW HOLDER FROM BUYER TO SELLER AND LENDER

DELIVERIES
CERT OF THE ZONING OFFICER OF LAKEWOOD
ORIGINAL LEASES

ORIGINAL SERVICE CONTRACTS
COPY OF SELLERS CHECK FOR $1,179. TRANSFERRING SECURITY DEPOSIT
SELLERS ORGANIZATIONAL DOCS
BUYERS ORGANIZATIONAL DOCS
GSA LTR TO BUYER re: VACANT SPACE
RELIANCE LTRS
LTR re: DELIVERY OF CLOSING DOCS TO ESCROW HOLDER


ACQUISITION LOAN
DEED OF TRUST BTWN BUYER & THE PUBLIC TRUSTEE OF JEFFERSON CNTY. CO FOR THE BENEFIT OF LENDER
UCC-1 FINANCING STMT BY BUYER IN FAVOR OF LENDER TO BE FILED IN THE COLORADO SEC OF STATE
UCC-1 FINANCING STMT BY BUYER IN FAVOR OF LENDER TO BE FILED IN THE REAL ESTATE RECORDS OF JEFFERSON CNTY

MISCELLANEOUS
LTR re: TRANSFER OF ESCROW AMT FROM CHICAGO TITLE TO ESCROW HOLDER
LTR FROM ESCROW HOLDER TO CRAIG BROWN ESQ. (FRIED FRANK et al) ACKNOWLEDGING RCPT OF CONTRACTS & ESCROW AGMT


                                   BURLINGTON
PRINCIPAL DOCS
CONTRACT OF SALE
LTR AGMT AMENDING CONTRACT TO EXTEND FEASIBILITY PERIOD & CLOSING DATE
LTR AGMT AMENDING CONTRACT TO INCLUDE DELIVERY OF PROPERTY ROOF WARRANTY &
SELLER
LTR AGMT AMENDING CONTRACT TO REDUCE PURCHASE PRICE BY $200,000
ASSIGNMENT OF CONTRACT
NOTICE OF ASSIGNMENT OF RIGHTS UNDER P&S AGMT

TRANSFER DOCS
BARGAIN & SALE DEED WITH COVENANTS AGAINST GRANTORS ACTS
BILL OF SALE
ASSIGNMENT & ASSUMPTION OF LEASES
ASSIGNMENT & ASSUMPTION AGMT re: SERVICE CONTRACTS
US GOV LEASE FOR REAL PROPERTY
ESTOPPEL STMT BY LESSEE
NOVATION AGMT CONFIRMING TRANSFER OF GSA LEASE FROM SELLER TO BUYER
CERT OF SELLER
ASSIGNMENT OF ROOF WARRANTY
ENVIRONMENTAL INDEMNITY BY SELLER TO BUYER RELATING TO THE DISPOSAL OF CERTAIN WASTE FROM THE PROPERTY

TITLE RELATED DOCS
TITLE INSURANCE COMMITMENTS #TS-115655 ISSUED 11-3-97
TITLE INSURANCE COMMITMENTS #TS-115655 RE-ISSUED 24-98
AFFIDAVIT OF OWNER
TITLE ESCROW LTR

BOND DEFEASANCE DOCS
OPINION OF McCARTER & ENGLISH LLP STATING BOND DEFEASANCE DOES NOT REQUIRE REGISTRATION UNDER SEC ACT OF 1933
OPINION OF SMITH, STRATTON, WISE, HEHER, AND BRENNAN re: TRUSTEE TAX REPORTING REQUIREMENTS FOLLOWING BOND DEFEASANCE
VERIFICATlON REPORT OF DELOITTE & TOUCHE VERIFYING THAT AMT DEPOSITED BY SELLER WITH BOND ESCROW AGENT IS SUFFICIENT TO DEFEASE BONDS
ESCROW DEPOSIT GMT DATED 2-24-98
WRITTEN CONSENT OF CAPITAL MARKETING ASSURANCE CORP ("CapMac") TO BOND
DEFEASANCE
LTR FROM UBS MORT FIN INC re: AAA RATING & NONCALLABILITY OF DEFEASANCE
SECURITIES
COPY OF CANCELED NOTE FROM SELLER TO NJEDA
DISCHARGE OF MORTGAGE
RELEASE OF ASSIGNMENT OF RENTS & LEASE
RELEASE OF ASSIGNMENT OF GOVERNMENT LEASE
RELEASE OF COLLATERAL TRUST AGMT
UCC-3 TERMINATION STMTS
NOTICE TO BONDHOLDERS OF BOND DEFEASANCE
SIDE LTR AGMT DATED 2-24-98 BTWN SELLER & TRUSTEE re: INDEMNITIES
UNDER BOND DOCS
SIDE LTR AGMT BTWN ALPINE & TRUSTEE re: PAYMENT OF TRUSTEE FEES AS ESCROW AGENT UNDER ESCROW DEPOSIT AGMT

PAYMENT DOCS
SETTLEMENT STMT - PRORATIONS TO PURCHASE PRICE
PYMT INSTRUCTIONS TO TITLE CO AS ESCROW AGENT re: RELEASE OF DEPOSIT COPY OF ESCROW AGMT
COPY OF AMENDMENT OF ESCROW AGMT

BUYER ORGANIZATIONAL DOCS
CERT OF FORMATION OF ALPINE REALTY BURLINGTON LLC
GOOD STANDING CERT OF ALPINE REALTY BURLINGTON LLC
CERT AUTHORIZING ALPINE REALTY BURLINGTON LLC TO DO BUSINESS IN STATE OF NJ AS A FOREIGN LTD LIABILITY CO
OPERATING AGMT OF ALPINE REALTY BURLINGTON LLC

1185 MORTGAGE FINANCE LOAN DOCS
PROMISSORY NOTE MADE BY ALPINE IN PRINCIPAL AMT OF $$310MM
GUARANTY AGMT

MORTGAGE BTWN ASSIGNEE AND LENDER AS MORTGAGE RELATING TO THE PROPERTY SECURING THE GUARANTY
SUBSIDIARY PLEDGE AGMT
SUBSIDIARY PLEDGE AGMT
INITIAL TRANSACTION STMT OF ASSIGNEE CONFIRMING SUBSIDIARY PLEDGE AGMTS


                                16401 CENTRE TECH

INVESTMENT COMM MEMO
PROPERTY SUMMARY REPORT
FUNDING REQUEST
P&S AGMT (unexecuted draft)
LEASE DOCS
TITLE INSURANCE
WARRANTY DEED
PERFORMANCE BOND
CERT OF GENERAL CONTRACTOR


                                  1325 J STREET

LOI
INV COMM MEMO
LEASE DOCS
P&S AGMT
FUNDING REQUEST
SETTLEMENT STMT
TITLE POLICY


                              4820 UNIVERSITY ROAD

PROPERTY SUMM REPORT
LEASE DOCS
P&S AGMT
TITLE POLICY
ENDORSEMENT


                                 380 WESTMINSTER

LOI
MORTGAGE & SECURITY AGMT

FUNDING REQUEST
P&S AGMT
TITLE POLICY
LEASE


                               901 NORTH 5 STREET

LOI (and 8/26/97 letter modifying LOI)
ESCROW AGMNT
INVESTMENT COMM MEMO
LEASE
PURCHASE AGMT
ASSIGNMENT OF ESCROW AGMT
DEVELOPMENT BUDGET AND REAL ESTATE CONTRACT
PRO FORMA TITLE INSURANCE ENDORSEMENT


                             STADIUM WAY - SAN DIEGO

LOI
INVESTMENT COMM MEMO
LEASE
FUNDING REQUEST
PURCHASE AGMT
TITLE INS


                           696 VIRGINIA ROAD - CONCORD

LOI
INVESTMENT COMM MEMO
LEASE
P&S AGMT & AMENDMENT
FUNDING REQUEST LTR
ESCROW AGMT
TITLE COMMITMENT


                           116 LAKE VIEW - SUFFOLK, VA

INVESTMENT COMM MEMO
LEASE SUPPLEMENT
PURCHASE AGMT & AMENDMENT

TITLE COMMITMENT, DEED, LEGAL DESCRIPTION


                        150 CORPORATE DRIVE - NORFOLK, VA

ASSIGNMENT AGMT
INVESTMENT COMM MEMO
LEASE
FUNDING REQUEST LTR
PURCHASE AGMT & AMENDMENT
ASSIGNMENT AGMT
TITLE POLICY
ESTOPPEL CERTIFICATE
LEASE SUMMARY